UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           May 6, 1997
                                                --------------------------------

                          The CHALONE Wine Group, Ltd.
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             (Exact name of registrant as specified in its charter)

California                         0-13406                  94-169731
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(State or other jurisdiction of    (Commission File Number) (IRS Employer
       incorporation)                                       Identification No.)

                       621 Airpark Road, Napa, California             94558
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                    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code         707-254-4200
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Item 8. Change in Fiscal Year

        On May 6, 1997, the Registrant made a final determination to change its fiscal year from one ending on December 31 to one ending on March 31. The Registrant intends to file a report on Form 10-K for the three-month transition period ended March 31, 1997.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        The CHALONE Wine Group, Ltd.

                                        By:  /s/  William L. Hamilton
                                             ----------------------------------
                                             William L. Hamilton
                                             Executive Vice President, Chief
                                             Financial Officer, and Director

Dated: May 20, 1997